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                                  [CHASE LOGO]


                                                       CAPITAL MARKETS
                            Dated as of May 7, 1998    707 Travis Street
                                                       Houston, Texas 77002-8095
                                                       (713) 216-6548
                                                       WATS (800) 732-5519
                                                       Fax (713) 216-4919

Sirrom Capital Corporation
500 Church St., Suite 200
Nashville, TN 37219

Attn:  Carl Stratton

Re:    Rate Collar Transaction (Our Reference No. 135)

Ladies and Gentlemen:

THIS SHALL AMEND AND RESTATE OUR CONFIRMATION SENT TO YOU DATED MARCH 19, 1998

         The purpose of this letter agreement is to set forth the terms and conditions of the Rate Collar Transaction entered into between us on the Trade Date referred to below (the "Rate Collar Transaction"). This Confirmation evidences a complete binding agreement between you and Chase Bank of Texas National Association ("CBT") as to the terms of the Rate Collar Transaction to which this Confirmation relates. In addition, upon the execution by you and CBT of a Master Agreement (the "Agreement"), in the form published by the International Swap Dealers Association, Inc., with such modifications as you and CBT shall in good faith agree, this Confirmation will supplement, form a part of and be subject to the Agreement. All provisions contained or incorporated by reference in such Agreement upon its execution shall govern this Confirmation except as expressly modified below.

         The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap Dealers Association, Inc. ("ISDA")) (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and provisions and this Confirmation, this Confirmation will govern.

         All provisions contained or incorporated by reference in the Agreement shall govern this Confirmation except as expressly modified below. Each party represents to the other that it is authorized to enter into the Rate Collar Transaction contemplated by this Confirmation.

         The terms of the particular Rate Collar Transaction to which this Confirmation relates are as follows:



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Type of Transaction:                               Rate Collar Transaction

Notional Amount:                                   $100,000,000

Trade Date:                                        March 19, 1998

Effective Date:                                    January 3, 2000

Termination Date:                                  January 2, 2002

FIXED AMOUNTS:

   Fixed Rate Payer:                               Sirrom Capital Corporation
                                                   ("Counterparty")

   Fixed Rate Payer Payment Date:                  MAY 11, 1998

   Fixed Amount:                                   USD 40,000

FLOATING AMOUNTS:

   Floating Rate Payer (Cap):                      Chase Bank of Texas National
                                                   Association

   Cap Rate:                                       6.35 PERCENT

   Floating Rate Payer (Floor):                    Counterparty

   Floor Rate:                                     6.00 percent

   Designated Maturity:                            One month

   Floating Rate Day Count Fraction:               Actual/360

   Floating Rate Payment Dates:                    The 2nd day of each month of
                                                   each year commencing
                                                   February 2, 2000 to and
                                                   including the Termination
                                                   Date, subject to adjustment
                                                   in accordance with the
                                                   Modified Following Business
                                                   Day convention.

   Floating Rate Option:                           USD-CP-H.15



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   Reset Dates:                                    Each Business Day of each
                                                   Calculation Period

Business Days:                                     New York Business Days

Method of Averaging:                               Unweighted Average

Calculation Agent:                                 CBT

Assignment:                                        This Rate Collar Transaction
                                                   may be assigned only with
                                                   prior written consent.

Legal and Out-of-Pocket Expenses:                  For each party's own account

Governing Law:                                     The Laws of the State of
                                                   Texas

Payments to CBT:                                   Chase Bank of Texas - Houston
                                                   ABA No. 113-000-609 Capital
                                                   Markets Dept. - Rate Swaps
                                                   CR Acct. No. 00100381608
                                                   Attn: Tony Reyes

Other provisions:                                  Counterparty agrees to
                                                   deliver to CBT an opinion
                                                   of counsel in form and
                                                   substance satisfactory to
                                                   CBT.

Each party has entered into this Rate Collar Transaction solely in reliance on its own judgement. Neither party has any fiduciary obligation to the other party relating to this Rate Collar Transaction. In addition, neither party has held itself out as advising, or has held out any of its employees or agents as having the authority to advise, the other party as to whether or not the other party should enter into this Rate Collar Transaction, any subsequent actions relating to this Rate Collar Transaction or any other matters relating to this Rate Collar Transaction. Neither party shall have any responsibility or liability whatsoever in respect of any advice of this nature given, or views expressed, by it or any of such persons to the other party relating to this Rate Collar Transaction, whether or not such advice is given or such views are expressed at the request of the other party.

THE AGREEMENT AND THIS WRITTEN CONFIRMATION REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



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Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within two (2) Business Days be returning via facsimile an executed copy of this letter agreement to the attention of JIM SHIELDS (facsimile no. (713) 216-4919; telephone no. (713) 216-5482.)

Chase Bank of Texas is please to have concluded this transaction with you.




                                                  Very truly yours,

                                                CHASE BANK OF TEXAS
                                                NATIONAL ASSOCIATION

                                                By: /s/ Steve Shipley
                                                    ---------------------------
                                                    Steve Shipley
                                                    Vice President


Accepted and confirmed as
of the date first written:

SIRROM CAPITAL CORPORATION

By: /s/ Carl Stratton
    -------------------------------
    Name: Carl W. Stratton
    Title: CFO




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